EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
Basic earnings per share represents the net income attributable to ordinary shareholders divided by the weighted average number of common shares outstanding during the periods.
Diluted earnings per share represents the net income attributable to ordinary shareholders divided by the weighted average number of ordinary shares outstanding during the period plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.
Effective August 12, 2024, all earnout shares vested and were recognized as equity. These earnout shares contained a non-forfeitable right to dividends and hence were considered as participating securities. The two-class method was applied to compute basic earnings per share attributable to common shareholders with respect to these earnout shares for the year ended December 31, 2024.
Unvested restricted shares awards have been included in the diluted weighted-average common shares outstanding using the treasury stock method.
The following table reflects the income and share data used in the basic and diluted earnings per share calculations:

	Year ended December 31,
(Expressed in thousands of U.S. Dollars, except share and per share information)	2025	2024	2023

Net Income	$127,150	$135,151	$118,194
Less: net income attributable to the earnout shares	—	(1,359)	(7,469)
Less: dividends attributable to the common shares under share-based compensation plans	(896)	(581)	(30)
Net income available to common shareholders	$126,254	$133,211	$110,695
Weighted average number of shares – basic	43,279,580	44,234,964	42,943,535
Common shares under share-based compensation plan	390,474	504,376	525,341
Weighted average number of shares – diluted	43,670,054	44,739,340	43,468,876
Basic earnings per share	$2.92	$3.01	$2.58
Diluted earnings per share	$2.89	$2.98	$2.55